                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Agrilink Foods, Inc. of our report dated August 31, 1998 relating to the financial statements of Dean Foods Vegetable Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Rochester, New York
January 4, 1999